FIRST WESTERN FUNDS TRUST

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Supplement dated November 18, 2020 to the Prospectus and Statement of Additional Information (“SAI”) dated December 18, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On September 18, 2020, First Western Financial, Inc., the parent company of First Western Capital Management Company (the “Prior Adviser”), entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”) to sell its Los Angeles based fixed-income portfolio management team and its mutual fund business to Lido and Oakhurst. On November 13, 2020, the Board of Trustees of First Western Funds Trust (the “Trust”) approved F/m Investments, LLC ("FMI") doing business as Oakhurst Capital Advisors ("OCA"), a registered investment adviser, as the interim investment adviser to each of the First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (the “Funds”), each a series of the Trust, pursuant to interim advisory agreements between the Trust, on behalf of the Funds, and OCA. The interim advisory agreements became effective on November 16, 2020 (the “Effective Date”).

At the November 13, 2020 Board Meeting, the Trust’s Board of Trustees also approved (i) new investment advisory agreements between the Trust and Oakhurst Capital Management, LLC (“OCM”) with respect to the Funds, and (ii) new sub-advisory agreements among the Trust, OCM and OCA, all of which will be submitted to the shareholders of each Fund for approval at an upcoming Special Meeting of Shareholders (the “Shareholder Meeting”). Assuming a majority of the outstanding shares of each Fund (as defined in the Investment Company Act of 1940, as amended) approve the new investment advisory agreement and sub-advisory agreement for their respective Fund at the Shareholder Meeting, those agreements are expected to become effective on the date of the Shareholder Meeting.

On the Effective Date, OCA began providing advisory services to the Funds. The persons who were responsible for the portfolio management of the Funds prior to the Effective Date, Barry P. Julien and Ashish Shah, have become employees of FMI doing business as OCA and will continue to manage the Funds in accordance with the Funds’ current investment objectives and principal investment strategies. The advisory fees payable to OCA are identical to those payable to the Prior Adviser. In addition, OCA has agreed to maintain the expense limits currently in place for the Funds until the first of the following to occur: (i) the effective date of a new advisory agreement relating to OCM’s management of each Fund which has been approved at the Shareholder Meeting or any adjournment of the Shareholder Meeting, or (ii) the 151st calendar day following the Effective Date. As of the Effective Date, Debbie Silversmith resigned as a Trustee from the Trust’s Board of Trustees.

FMI is a Delaware limited liability company with a principal address at 3050 K Street, N.W., Suite W-170, Washington, D.C. 20007. FMI provides investment advisory services to mutual funds and separately managed accounts held by institutional and individual investors. As of June 30, 2020, FMI managed $558.6 million of which $27.52 million was managed on a non-discretionary basis.

As of December 18, 2020 the name of the Trust and the Funds will be changed as follows:

Current Name	New Name
First Western Funds Trust	F/m Funds Trust
First Western Fixed Income Fund	Oakhurst Fixed Income Fund
First Western Short Duration Bond Fund	Oakhurst Short Duration Bond Fund
First Western Short Duration High Yield Credit Fund	Oakhurst Short Duration High Yield Credit Fund

As of the Effective Date, the officers of the Trust are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years
Executive Officers:
Alexander Morris c/o 3050 K Street, NW, Ste. W-170 Washington, DC 20007 Year of birth: 1984	Since November 2020	President	President and Chief Investment Officer, F/m Acceleration and F/m Investments, since March 2019; Director, Key Bridge Compliance, LLC, since January 2019; Co-Founder, Rowhouse Capital Partners, LLC August 2014.
Martin R. Dean 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1963	Since April 2016	Chief Compliance Officer	Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present); Chief Compliance Officer for a number of mutual fund clients of Ultimus; Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015).
Linda Hoard, Esq. 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1947	Since November 2020	Secretary	Vice President, Associate General Counsel, Legal Administration, Ultimus Fund Solutions, LLC, since April 2018; Independent Legal Consultant, June 2016 – April 2018; Managing Director and Senior Managing Counsel, BNY Mellon, March 2002 – June 2016.
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1969	Since August 2012	Treasurer	Senior Vice President, Financial Administration, Ultimus Fund Solutions, LLC, since 2000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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